                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 9, 1997

                            TCC INDUSTRIES, INC.
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    TEXAS
               (STATE OR OTHER JURISDICTION OF INCORPORATION)

        1-7399                                              74-1366626
(COMMISSION FILE NUMBER)                       (IRS EMPLOYER IDENTIFICATION NO.)

                             816 CONGRESS AVENUE
                                 SUITE 1250
                             AUSTIN, TEXAS 78701
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE, INCLUDING ZIP CODE)

                                      (512) 320-0976
            (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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ITEM 5. OTHER EVENTS

        On September 9, 1997, the Registrant issued the press release attached as Exhibit 99.1 regarding the stock market reaction to the Company's announcement last week concerning its entry into the financial services and Title 1 business.

        On September 16, 1997, the Registrant issued the press release attached as Exhibit 99.2 regarding Registrant's announcement that it has reached agreement in principle to sell substantially all of the assets of one of its subsidiaries, Meyer Machine Corporation, to Meyer Acquisition Corporation, Inc. The purchaser's principle is Eugene Teeter the current President of Meyer Machine.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)     Exhibits.

        99.1    TCC Industries, Inc. Press Release dated September 9, 1997.

        99.2    TCC Industries, Inc. Press Release dated September 16, 1997.

        Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized

                                        TCC Industries, Inc.
                                        (Registrant)

Date:   September 17, 1997              By:     /s/ ROBERT THOMAJAN
                                                ----------------------
                                                Robert Thomajan
                                                President
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                                EXHIBIT INDEX

EXHIBIT
NUMBER                           DESCRIPTION
-------                          -----------
99.1          TCC Industries, Inc. Press Release dated  September 9, 1997.

99.2          TCC Industries, Inc. Press Release dated  September 16, 1997.